THRIVENT SERIES FUND, INC.

Supplement to Prospectus,

dated April 30, 2011,

with respect to

Thrivent Partner Worldwide Allocation Portfolio and

Thrivent Partner International Stock Portfolio

The summary sections of the prospectus for Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner International Stock Portfolio are amended, effective July 1, 2011. The descriptions pertaining to Mercator Asset Management, LP under “Portfolio Manager(s)” are deleted and replaced with the following:

James E. Chaney serves as portfolio manager for the Mercator portion of the Portfolio. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

The “Portfolio Management” section of the prospectus is also amended, effective July 1, 2011. The descriptions under Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner International Stock Portfolio pertaining to Mercator Asset Management, LP are deleted and replaced with the following:

Mercator was founded in 1984 and manages international equity funds for institutional clients, including retirement plans, endowments, and foundations. As of December 31, 2010, Mercator managed approximately $7.3 billion in assets. James E. Chaney serves as portfolio manager for the Mercator portion of the Portfolio. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

The date of this Supplement is June 30, 2011.

Please include this Supplement with your Prospectus.